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                                                                   EXHIBIT 10.18



                AMENDMENT TO THE NON-EXCLUSIVE LICENSE AGREEMENT
                               DATED APRIL 19,1999

BETWEEN:     CYBEROAD GAMING CORPORATION, a St. Kitts corporation, ("CGC"); and

BETWEEN:     CYBEROAD.COM (ISLE OF MAN) LIMITED, and Isle of Man corporation
("IOM");

WHEREAS this Amendment acknowledges that:

      a) the parties hereto agree that the Non Exclusive License Agreement between the parties hereto shall bear an effective date of May 1, 1999.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary and each instrument shall be deemed and original, and shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO THIS 18TH DAY OF OCTOBER BY:
CYBEROAD GAMING CORPORATION              CYBEROAD (ISLE OF MAN) LIMITED


  /s/ LAWRENCE COFIELD                    /s/ JOHN COFFEY
----------------------------------       --------------------------------------
Lawrence Cofield,                        John Coffey,
Director                                 Director